                                                                    Exhibit 99.3

                                    GUARANTY
                                    --------

         THIS GUARANTY (this "Guaranty") is entered into as of May 16, 2002, by
                              --------
APPLIED POWER CREDIT CORPORATION, a Nevada corporation, APW Enclosure Systems Holdings, Inc., a Delaware corporation, APW Enclosure Systems LP, a Delaware limited partnership, APW Enclosure Systems, Inc., a Delaware corporation, APW Mayville LLC, a Delaware limited liability company, APW North America Inc., a Delaware corporation, APW Wright Line LLC, a Delaware corporation, APW-Erie, Inc., a Pennsylvania corporation, Aspen Motion Technologies Inc., a North Carolina corporation, Eder Industries, Inc., a Wisconsin corporation, Electronic Solutions, a Nevada corporation, Innovative Metal Fabrication, Inc., a California corporation, McLean Midwest Corporation, a Minnesota corporation, McLean West Inc., a California corporation, Precision Fabrication Technologies, Inc., an Indiana corporation, Vero Electronics Inc., a New York corporation, and Zero-East Division, Zero Corporation, a Massachusetts corporation, (collectively, the "Guarantors" and each a "Guarantor"), in favor of Bank of
                    ----------              ---------
America, National Association as post-petition agent (in such capacity, the "Post-Petition Agent") and U.S. Collateral Agent for the financial institutions
 -------------------
(the "Lenders") from time to time party to that certain Post-Petition
      -------
Multicurrency Superpriority Credit Agreement (as amended, restated, modified or refinanced from time to time, the "Post-Petition Credit Agreement") among APW,
                                   ------------------------------
Ltd. (the "Borrower"), the Lenders, the Post-Petition Agent, Royal Bank of
           --------
Scotland, plc, as Lead Arranger, Book Manager, and U.K. Collateral Agent and OAKTREE CAPITAL MANAGEMENT, LLC, as Lead Arranger and Book Manager.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Lenders are willing to make certain Loans to the Borrower and issue certain Letters of Credit, as provided in the Post-Petition Credit Agreement on the condition (among others) that the Guarantors enter into this Guaranty;

         WHEREAS, each Guarantor will derive substantial and direct benefits (which benefits are hereby acknowledged by each Guarantor) from the Loans and the Letters of Credit and other benefits to be provided to the Borrower under the Post-Petition Credit Agreement;

         WHEREAS, in order to induce the Lenders to make such Loans available to the Borrower as provided in the Post-Petition Credit Agreement, and for other valuable consideration, the Guarantors have agreed to issue this Guaranty;

         NOW, THEREFORE, for good and valuable consideration, the Guarantors agree as follows:

         SECTION 1. Definitions. Unless otherwise defined herein, capitalized
                    -----------
terms used in this Guaranty have the meanings given to them from time to time in the Post-Petition Credit Agreement. The Borrower is the "Guaranteed Borrower."
                                                           -------------------

         SECTION 2. Guaranty.
                    --------

     2.1 Guaranty. Each Guarantor hereby jointly and severally, irrevocably and
         --------
unconditionally, as primary obligors and not merely as sureties, absolutely guarantees the full and punctual payment or performance when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all of the Obligations of the Guaranteed Borrower (the "Guaranteed
                                                                      ----------
Obligations"), including Obligations in respect of amounts that would become due
-----------
but for the operation of the automatic stay under Section 362(a) of the U.S. Bankruptcy Code, the operation of Sections 502(b) and 506(b) of the U.S. Bankruptcy Code or the operation of any comparable provisions of laws of countries other than the United States; provided, however, that each Guarantor
                                        --------  -------
shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance, fraudulent transfer or other applicable law, and not for any greater amount. This Guaranty constitutes a guaranty of payment and performance when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that the Post-Petition Agent or any Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Guaranteed Borrower (or any other Person) before or as a condition to the obligations of the Guarantor hereunder. The Post-Petition Agent or any Lender may permit the indebtedness of the Guaranteed Borrower to the Post-Petition Agent or any Lender to include indebtedness other than the Guaranteed Obligations, and may apply any amounts received from any source, other than from a Guarantor, to that portion of the Guaranteed Borrower's indebtedness to the Post-Petition Agent or any Lender which is not a part of the Obligations.

     2.2 Currency. Payments hereunder shall be made in the same currency as the
         --------
Guaranteed Obligations so guaranteed. If and to the extent payments hereunder are made in a different currency, payments required hereunder shall be increased to the extent necessary to avoid any loss to the Post-Petition Agent or the Lenders on account of any change or changes in the value of such different currency from the currency of the applicable Guaranteed Obligations.

     2.3 Obligations Independent. The obligations hereunder are independent of
         -----------------------
the obligations of the Guaranteed Borrower or any other Guarantor, and a separate action or actions may be brought and prosecuted against any and all Guarantors whether any action is brought against the Guaranteed Borrower, any other Guarantor or whether the Guaranteed Borrower or any other Guarantor shall be joined in any such action or actions.

     2.4 Authorization of Renewals, Etc. The Guarantors authorize the
         ------------------------------
Post-Petition Agent and each Lender, without notice or demand and without affecting its liability hereunder, from time to time:

          (a) to renew, compromise, extend, accelerate or otherwise change the time for payments of, or otherwise change the terms of, the Guaranteed Obligations, including increase or decrease of the rate of interest thereon, or otherwise change the terms of the Post-Petition Credit Agreement or any other Loan Document, as permitted therein;

          (b) to receive and hold security for the payment of this Guaranty or the Guaranteed Obligations and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;

          (c) to apply such security and direct the order or manner of sale thereof as the Post-Petition Agent (at the discretion of the Majority Lenders) or any Lender, as the case may be, in its discretion may determine; and

          (d) to release or substitute any one or more of any endorsers or guarantors of the Guaranteed Obligations.

The Guarantors further agree that the performance or occurrence of any of the acts or events described in clauses (a), (b), (c), and (d) above with respect to indebtedness or other obligations of the Guaranteed Borrower, other than the Guaranteed Obligations, to the Post-Petition Agent or any Lender, shall not affect the liability of any Guarantor hereunder.

     2.5 Waiver of Certain Rights. Each Guarantor expressly waives any right to
         ------------------------
require the Post-Petition Agent or any Lender:

          (a) to proceed against the Guaranteed Borrower, any other Guarantor or any other Person;

          (b) to proceed against or exhaust any security for the Guaranteed Obligations or any other indebtedness of the Guaranteed Borrower to the Post-Petition Agent or any Lender; or

          (c) to pursue any other remedy in the Post-Petition Agent's or any such Lender's power whatsoever.

     2.6 Waiver of Certain Defenses. Each Guarantor expressly waives any defense
         --------------------------
arising by reason of any disability or other defense of the Guaranteed Borrower, any other Guarantor or the cessation from any cause whatsoever of the liability of the Guaranteed Borrower, any other Guarantor, whether consensual or arising by operation of law or any bankruptcy, insolvency or debtor relief proceeding, or from any other cause, or any claim that any of the Guarantors' obligations exceed or are more burdensome than those of the Guaranteed Borrower or any other Guarantor. Each Guarantor expressly waives all rights and defenses arising out of an election of remedies by the Post-Petition Agent, or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Guaranteed Obligations, has terminated any Guarantor's rights of subrogation and reimbursement against the Guaranteed Borrower by operation of applicable law, and all rights or defenses any Guarantor may have by reason of protection afforded to the Guaranteed Borrower with respect to the Guaranteed Obligations pursuant to any antideficiency laws or other laws of applicable jurisdiction limiting or discharging the Guaranteed Obligations. Each Guarantor expressly waives any benefit of, and any right to participate in, any security or other guaranty (including this Guaranty) now or hereafter held by the Post-Petition Agent or any Lender securing the Guaranteed Obligations.

     2.7  Waiver of Presentments, Etc. Each Guarantor expressly waives all
          ---------------------------
presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty and of the existence or creation of new Guaranteed Obligations or any other indebtedness of the Guaranteed Borrower to the Post-Petition Agent or any Lender.

     2.8  Information Relating to the Guaranteed Borrower. Each Guarantor
          -----------------------------------------------
acknowledges and agrees that it shall have the sole responsibility for obtaining from the Guaranteed Borrower such information concerning the Guaranteed Borrower's financial condition or business operations as any such Guarantor may require, and that neither the Post-Petition Agent nor any Lender has any duty at any time to disclose to any Guarantor any information relating to the business, operations or financial condition of the Guaranteed Borrower.

     2.9  Right of Setoff. In addition to any rights and remedies of the Lenders
          ---------------
provided by law, if any Guarantor has failed to make any payment due hereunder upon demand, each Lender is authorized at any time and from time to time, without prior notice to any Guarantor, any such notice being expressly waived by each Guarantor to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) (including deposits in other currencies in amounts determined at the Spot Rate on the date of setoff) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of such Guarantor against any and all obligations of such Guarantor now or hereafter existing under this Guaranty or any other Loan Document, irrespective of whether or not the Post-Petition Agent or such Lender shall have made demand under this Guaranty or any other Loan Document. Each Lender agrees promptly to notify any such Guarantor and the Post-Petition Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice
                     --------  -------
shall not affect the validity of such set-off and application. The rights of each Lender under this Section 2.9 are in addition to the other rights and
                       -----------
remedies (including, without limitation, other rights of set-off) which such Lender may have.

     2.10 Subordination. Any obligations of the Guaranteed Borrower to any
          -------------
Guarantor, now or hereafter existing, constituting obligations to such Guarantor as subrogee of the Post-Petition Agent or any Lender or resulting from any Guarantor's performance under this Guaranty, are hereby fully subordinated in time and priority of payment to the Obligations.

     2.11 Reinstatement of Guaranty. If any payment or transfer of any interest
          -------------------------
in property by the Guaranteed Borrower or any other Guarantor to the Post-Petition Agent or any Lender in fulfillment of any Guaranteed Obligation is rescinded or must at any time (including after the return or cancellation of this Guaranty) be returned, in whole or in part, by the Post-Petition Agent or any Lender to the Guaranteed Borrower, any other Guarantor or any other Person, upon the insolvency, bankruptcy or reorganization of the Guaranteed Borrower or any other Guarantor or otherwise, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior return or cancellation.

     2.12 Powers. It is not necessary for the Post-Petition Agent or any Lender
          ------
to inquire into the powers of the Guaranteed Borrower, any other Guarantor or of the officers, directors, partners or agents acting or purporting to act on their respective behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     2.13 Taxes.
          -----

          (a) Any and all payments by each Guarantor to each Lender or the Post-Petition Agent under this Guaranty shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, Guarantors shall pay all Other Taxes.

          (b) If any Guarantor shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Lender or the Post-Petition Agent, then:

               (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 2.13), such Lender or the Post-Petition Agent, as
                     ------------
          the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

               (ii)  such Guarantor shall make such deductions and withholdings;

               (iii) such Guarantor shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

               (iv) such Guarantor shall also pay to each Lender or the Post-Petition Agent for the account of such Lender, at the time interest is paid, on request of such Lender after such incurrence, Further Taxes in the amount that the respective Lender determines in good faith as necessary to preserve the after-tax yield such Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

          (c) Each Guarantor agrees to indemnify and hold harmless each Lender and the Post-Petition Agent for the full amount of (i) Taxes, (ii) Other Taxes, and (iii) Further Taxes in the amount that the respective Lender determines in good faith as necessary to preserve the after-tax yield such Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted; provided, that no Guarantor shall be required to indemnify a Lender for any such liability which arose because of the failure of said Lender to make a payment for more than five days after such

                  Lender became aware of the requirement to make such payment. Payment under this indemnification shall be made within 30 days after the date the applicable Lender or the Post-Petition Agent makes written demand therefor.

                           (d) Within 30 days after the date of any payment by a
                  Guarantor of Taxes, Other Taxes or Further Taxes, such Guarantor shall furnish to each Lender or the Post-Petition Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Lender or the Post-Petition Agent.

                           (e) For purposes of this Section 2.13:
                                                    ------------

                                (i)   "Taxes" means any and all present or
                                       -----
                           future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Lender and the Post-Petition Agent, respectively, taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Post-Petition Agent, as the case may be, is organized or maintains a lending office in respect of the Post-Petition Credit Agreement;

                                (ii) "Other Taxes" means any present or future
                                      -----------
                           stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Guaranty; and

                                (iii) "Further Taxes" means any and all present
                                       -------------
                           or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including, without limitation, net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to this
                           Section 2.13.
                           ------------

                SECTION 3. Representations and Warranties. Each Guarantor
                           ------------------------------
represents and warrants to the Post-Petition Agent and each Lender as follows:

                  3.1 Existence and Power. Such Guarantor:
                      -------------------

                           (a) is corporation, limited partnership or limited
                  liability company, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

                           (b) has the power and authority and all governmental
                  licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under this Guaranty and any other Loan Document to which it is a party;

                                (c) is duly qualified as a foreign company, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license except to the extent failure to so qualify would not have a Material Adverse Effect; and

                                (d) is in compliance with all Requirements of Law except to the extent the failure to so comply would not have a Material Adverse Effect.

                  3.2  Corporate Authorization; No Contravention. The execution,
                       -----------------------------------------
         delivery and performance by such Guarantor of this Guaranty and any other Loan Document to which it is party, have been duly authorized by all necessary company action, and do not and will not:

                                (a)  contravene the terms of any of such
                  Guarantor's Organic Documents;

                                (b)  conflict with or result in any material

                  breach or contravention of, or the creation of any lien under, any document evidencing any material Contractual Obligation to which such Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which such Guarantor or its property is subject; or

                                (c)  violate any Requirement of Law.

                  3.3  Governmental Authorization.  No approval, consent,
                       --------------------------
         exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with execution, delivery or performance by, or against, such Guarantor this Guaranty or any other Loan Document to which it is a party.

                  3.4  Binding Effect. This Guaranty and each other Loan
                       --------------
         Document to which such Guarantor is a party constitute the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  3.5  Regulated Entities.  Such Guarantor is not subject to any
                       ------------------
         statute or regulation limiting its ability to incur or guaranteeDebt.

         SECTION 4. Miscellaneous.
                    -------------

                  4.1  Application of Payments on Guaranty. All payments
                       -----------------------------------
         required to made by the Guarantors hereunder shall, unless otherwis e expressly provided herein, be made o the Post-Petition Agent for the account of the Lenders at the Post-Petition Agent's Payment Office. The Post-Petition Agent will promptly distribute to each Lender its share of such payment in like funds as received. Payments received from any \ Guarantor shall, unless otherwise expressly provided herein, be applied to costs, fees, or other expenses due under the Loan Documents, any interest, any principal due under the Loan Documents and any other Guaranteed Obligations, in such order as the Post-Petition Agent, with the consent of or at the request of the Majority Lenders, shall determine.

               4.2 Assignments and Participations. Any Lender may from time to
                   ------------------------------
         time, without notice to any Guarantor and without affecting any Guarantor's obligations hereunder, transfer its interest in the Guaranteed Obligations to Participants and Assignees as provided in the Post-Petition Credit Agreement. The Guarantors agree that each such transfer will give rise to a direct obligation of the Guarantors to each such Participant and Assignee and that each such Participant and Assignee shall have the same rights and benefits under this Guaranty as it would have if it were a Lender party to the Post-Petition Credit Agreement and this Guaranty.

               4.3 Loan Document. This Guaranty is a Loan Document executed and
                   -------------
         delivered pursuant to the Post-Petition Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

               4.4 Waivers; Writing Required. No delay or omission by the
                   -------------------------
         Post-Petition Agent or any Lender to exercise any right under this Guaranty shall impair any such right, nor shall it be construed to be a waiver thereof. No waiver of any single breach or default under this Guaranty shall be deemed a waiver of any other breach or default. Any amendment or waiver of any provision of this Guaranty must be in writing and signed by each Guarantor and the Post-Petition Agent, with the written consent of the Majority Lenders or all of the Lenders, in accordance with the terms of Section 15.1 of the Post-Petition Credit Agreement.

               4.5 Remedies. All rights and remedies provided in this Guaranty
                   --------
         and any instrument or agreement referred to herein are cumulative and are not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

               4.6 Costs and Expenses. The Guarantors jointly and severally
                   ------------------
         agree to pay or reimburse the Post-Petition Agent and each Lender within five Business Days after demand for all reasonable costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Guaranty (including in connection with any "workout" or restructuring regarding amounts due under this Guaranty, and including in any insolvency proceeding or appellate proceeding).

               4.7 Severability. The illegality or unenforceability of any
                   ------------
         provision of his Guaranty or any instrument or agreement referred to herein shall not in any way affect or impair the legality or nforceability of the remaining provisions of this Guaranty or any instrument or agreement referred to herein.

               4.8 Governing Law and Jurisdiction.
                   ------------------------------

                       (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN
                  ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE POST-PETITION AGENT AND THE LENDERS SHALL RETAIN
                   ALL RIGHTS ARISING UNDER FEDERAL LAW.

                       (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS
                  GUARANTY AND ANY OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR, CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GUARANTORS, THE POST-PETITION AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON
                                                                 ---------
                  CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE
                  ----------
                  BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION
                  IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. THE GUARANTORS, THE POST-PETITION AGENT AND THE LENDERS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW.

                  4.9 Waiver of Jury Trial. THE GUARANTORS, THE LENDERS AND THE
                      --------------------
          POST-PETITION AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GUARANTORS, THE LENDERS AND THE POST-PETITION AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION 4.9 AS TO ANY
                                                       -----------
          ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

                4.10 Judgment. If, for the purposes of obtaining judgment in any
                     --------
          court, it is necessary to convert a sum due hereunder in one currency into another currency, the rate of exchange used shall be that at which in accordance with its normal banking procedures the Post-Petition Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Guarantor in respect of any such sum due from it to the Post-Petition Agent hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that
                                           -----------------
          in which such sum is denominated in accordance with the applicable provisions of this Guaranty (the "Agreement Currency"), be discharged
                                            ------------------
          only to the extent that on the Business Day following receipt by the Post-Petition Agent of any sum adjudged to be so due in the Judgment Currency, the Post-Petition Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Post-Petition Agent in the Agreement Currency, each Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Post-Petition Agent or the Person to whom such obligation was owing against such loss.

                4.11 Execution in Counterparts. This Guaranty may executed in
                     -------------------------
          any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional Persons may become party hereto by executing and delivering to the Post-Petition Agent a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all of the terms of, this Guaranty.

                4.12 Entire Agreement. This Guaranty (a) integrates all the
                     ----------------
          terms and conditions mentioned herein or incidental hereto, (b) supersedes all oral negotiations and prior writings with respect to the subject matter hereof, and (c) is intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Guaranty and any such instrument, agreement and document and as the complete and exclusive statement of the terms agreed to by the parties.

                               [SIGNATURES FOLLOW]

         IN WITNESS WHEREOF, the Guarantors have executed this Guaranty by its duly authorized officers as of the day and year first above written.

                                   APPPLIED POWER CREDIT CORPORATION



                                   By: /s/ Michael Gasick
                                       -----------------------------------------
                                   Name:
                                   Title:



                                   APW ENCLOSURE SYSTEMS HOLDINGS, INC.



                                   By: /s/ Michael Gasick
                                       -----------------------------------------
                                   Name:
                                   Title:



                                   APW ENCLOSURE SYSTEMS LP, by APW
                                   Enclosure Systems Holdings, Inc., its General Partner



                                   By: /s/ Michael Gasick
                                       -----------------------------------------
                                   Name:
                                   Title:



                                   APW ENCLOSURE SYSTEMS, INC.



                                   By: /s/ Michael Gasick
                                       -----------------------------------------
                                   Name:
                                   Title:

                                   APW MAYVILLE LLC



                                   By: /s/ Michael Gasick
                                       -----------------------------------------
                                   Name:
                                   Title:



                                   APW NORTH AMERICA INC.



                                   By: /s/ Michael Gasick
                                       -----------------------------------------
                                   Name:
                                   Title:



                                   APW WRIGHT LINE LLC



                                   By: /s/ Michael Gasick
                                       -----------------------------------------
                                   Name:
                                   Title:



                                   APW-ERIE, INC.



                                   By: /s/ Michael Gasick
                                       -----------------------------------------
                                   Name:
                                   Title:



                                   ASPEN MOTION TECHNOLOGIES INC.



                                   By: /s/ Michael Gasick
                                       -----------------------------------------
                                   Name:
                                   Title:

                                   EDER INDUSTRIES, INC.



                                   By: /s/ Michael Gasick
                                       -----------------------------------------
                                   Name:
                                   Title:



                                   ELECTRONIC SOLUTIONS



                                   By: /s/ Michael Gasick
                                       -----------------------------------------
                                   Name:
                                   Title:



                                   INNOVATIVE METAL FABRICATION, INC.



                                   By: /s/ Michael Gasick
                                       -----------------------------------------
                                   Name:
                                   Title:



                                   MCLEAN MIDWEST CORPORATION



                                   By: /s/ Michael Gasick
                                       -----------------------------------------
                                   Name:
                                   Title:



                                   MCLEAN WEST INC.



                                   By: /s/ Michael Gasick
                                       -----------------------------------------
                                   Name:
                                   Title:

                                   PRECISION FABRICATION TECHNOLOGIES, INC.



                                   By: /s/ Michael Gasick
                                       -----------------------------------------
                                   Name:
                                   Title:



                                   VERO ELECTRONICS INC.



                                   By: /s/ Michael Gasick
                                       -----------------------------------------
                                   Name:
                                   Title:



                                   ZERO-EAST DIVISION, ZERO CORPORATION



                                   By: /s/ Michael Gasick
                                       -----------------------------------------
                                   Name:
                                   Title:

         Signature page for the Guaranty, dated as of May 16, 2002, among various subsidiaries of APW Ltd. in favor of the Bank of America, National Association, as Agent for the Banks and Lenders referred to herein.

         The undersigned is executing a counterpart hereof for purposes of becoming a party hereto:

                                   [ADDITIONAL GUARANTOR]



                                   By:__________________________________________
                                   Name:
                                   Title: